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                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 2001 relating to the financial statements of Cheap Tickets, Inc., which appears in Cheap Tickets, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


                                            /s/ PricewaterhouseCoopers LLP



Honolulu, Hawaii
July 23, 2001